Vanguard® Diversified Equity Fund
Schedule of Investments (unaudited)
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard U.S. Growth Fund Investor Shares	13,588,907	789,108
Vanguard Growth and Income Fund Investor Shares	9,346,642	529,674
Vanguard Windsor Fund Investor Shares	24,021,967	508,786
Vanguard Windsor II Fund Investor Shares	9,064,301	392,303
Vanguard Explorer Fund Investor Shares	2,352,422	256,155
Vanguard Mid-Cap Growth Fund	5,518,825	127,871
Total Investment Companies (Cost $1,729,562)		2,603,897
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 5.410% (Cost $128)	1,281	128
Total Investments (100.0%) (Cost $1,729,690)		2,604,025
Other Assets and Liabilities—Net (0.0%)		348
Net Assets (100%)		2,604,373
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At January 31, 2024, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Oct. 31, 2023 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jan. 31, 2024 Market Value ($000)
Vanguard Explorer Fund	217,835	2,211	2,301	(335)	38,745	1,363	710	256,155
Vanguard Growth and Income Fund	456,381	40,337	3,023	(250)	36,229	2,778	35,323	529,674
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	1	—	128
Vanguard Mid-Cap Growth Fund	106,299	772	—	—	20,800	499	—	127,871
Vanguard U.S. Growth Fund	676,186	2,198	35,999	(6,095)	152,818	2,198	—	789,108
Vanguard Windsor Fund	450,611	39,869	2,702	(73)	21,081	5,473	30,454	508,786
Vanguard Windsor II Fund	340,982	16,248	373	(2)	35,448	3,320	12,927	392,303
Total	2,248,294	101,635	44,398	(6,755)	305,121	15,632	79,414	2,604,025
1	Not applicable—purchases and sales are for temporary cash investment purposes.